UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23147
First Trust Exchange-Traded Fund VIII
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
November 30
Date of reporting period:
November 30, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
The information presented in this Form N-CSR relates solely to the fund(s) for which a report is included in Item 1 below, each a series of the Registrant.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Active Global
Quality Income ETF
AGQI | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | November 30, 2025
This annual shareholder report contains important information about the First Trust Active Global Quality Income ETF (the “Fund”) for the year of December 1, 2024 to November 30, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AGQI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Active Global Quality Income ETF	$47	0.43%(1)
(1)
Includes payment received from insurance during the fiscal year ended November 30, 2025 related to extraordinary legal fees paid by the Fund during the fiscal year ended November 30, 2024 and the fiscal period ended November 30, 2023. If the insurance payment had not been received, the expense ratio would have been 0.85%.

HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 19.52% for the 12 months ended November 30, 2025. The Fund outperformed its benchmark, the MSCI ACWI High Dividend Yield Index, which returned 13.59% for the same Period.
Key contributors to the Fund’s performance during the Period were:
  In an interest-rate environment that was positive for financial companies, stock selection in the Financials sector was positive for relative returns. Positions in Nordea Bank Abp, BNP Paribas S.A., Dai-Ichi Life Holdings, Inc., CME Group, Inc. and AIA Group Ltd. all outperformed over the Period after reporting strong sets of corporate results. We feel the sector continues to offer attractive valuation and dividend yields despite the strong performance this Period.
  Despite an uncertain environment for the global consumer, holdings in media company, Sony Group Corp. (“Sony”), and luxury goods maker, Cie Financiere Richemont S.A. (“Richemont”), performed well. Sony’s share price was supported by earnings upgrades, driven by the outlook for its music, games and films divisions with the new CEO prioritizing profit growth. Meanwhile, Richemont has been successful with its jewelry franchise and delivered sales higher than expected.
  The Fund’s overweight position in the Technology sector also helped drive positive performance. The excitement around artificial intelligence (“AI”) and its many applications led to a record amount of capital expenditure from major technology companies as well as governments.  Holdings in semiconductor company Taiwan Semiconductor Manufacturing Co., Ltd. and technology conglomerate Samsung Electronics Co., Ltd. rallied as AI investment surprised positively, with both share prices hitting all-time highs during the year.

Key detractors from the Fund’s performance during the Period were:
  Holdings that were seen to face business disruption from the adoption of AI or where the growth outlook was delayed versus previous expectations. This included holdings in the industrials sector such as RELX PLC, Schneider Electric SE and Daimler Truck Holding AG as well as the holding in the copper mining Freeport-McMoRan, Inc. in the Materials sector.
FUND PERFORMANCE (November 30, 2015 to November 30, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of November 30, 2025)	1 Year	5 Year	10 Year
First Trust Active Global Quality Income ETF	19.52%	9.43%	5.40%
MSCI ACWI High Dividend Yield Index	13.59%	8.94%	8.28%
MSCI ACWI Index	18.21%	11.97%	11.41%
MSCI Europe Index	27.14%	10.47%	7.83%
Visit www.ftportfolios.com/etf/AGQI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of November 30, 2025)
Fund net assets	$57,075,888
Total number of portfolio holdings	33
Total advisory fee paid	$475,118
Portfolio turnover rate	64%
WHAT DID THE FUND INVEST IN? (As of November 30, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co., Ltd.	4.6%
Alphabet, Inc., Class C	4.3%
Carlsberg A/S, Class B	4.2%
Chevron Corp.	4.0%
AstraZeneca PLC	3.9%
Cie Financiere Richemont S.A., Class A	3.8%
Iberdrola S.A.	3.7%
Microsoft Corp.	3.7%
Coca-Cola (The) Co.	3.6%
AIA Group Ltd.	3.5%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since December 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/AGQI or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund’s net expense ratio for the fiscal year ended November 30, 2025 was 0.43% of the Fund's average daily net assets, a decrease from a net expense ratio for the fiscal year ended November 30, 2024 of 2.27% of the Fund’s average daily net assets. This ratio reflects a payment received from insurance during the fiscal year ended November 30, 2025 related to extraordinary legal fees paid by the Fund during the fiscal year ended November 30, 2024 and the fiscal period ended November 30, 2023.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AGQI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Active Global Quality Income ETF (AGQI)

FT Energy Income Partners Enhanced Income ETF
EIPI | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | November 30, 2025
This annual shareholder report contains important information about the FT Energy Income Partners Enhanced Income ETF (the “Fund”) for the year of December 1, 2024 to November 30, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/EIPI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Energy Income Partners Enhanced Income ETF	$117	1.13%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 1.10%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.39% for the 12 months ended November 30, 2025. The Fund outperformed its benchmark, the S&P Global 1200 Energy Index, which returned 6.25% for the same Period.
This outperformance was attributable to overweight positions in natural gas pipeline companies, pipeline master limited partnerships, and electric utilities that outperformed the benchmark and were either underweight or were not included in the benchmark. These companies, in the opinion of the Fund’s sub-advisor, Energy Income Partners, LLC, are well positioned to benefit from growing electricity demand and the need for more natural gas generation, along with increasing liquefied natural gas export capacity. Underweight positions in various cyclical energy companies relative to the benchmark also contributed to the Fund’s relative performance. The Fund tends to be overweight in companies that have more stable and growing earnings such as pipeline and utility companies relative to the benchmark, while the benchmark tends to be overweight in cyclical energy companies such as oil and gas producers and international oil companies.
The Fund posted positive returns for the Period as dividend income and earnings growth of natural gas pipeline companies, pipeline master limited partnerships and electric utilities offset the Fund’s exposure to some liquids pipeline and renewable companies. Selling covered calls had a negative impact on the performance of the Fund which was partially offset by the premiums collected over the Period.
Top Contributors:
  DT Midstream, Inc
  TotalEnergies SE
  MPLX, L.P.
  American Electric Power Co., Inc.
  Shell PLC

Top Detractors:
  ONEOK, Inc.
  Energy Transfer, L.P.
  XPLR Infrastructure, L.P.
  Targa Resources Corp.
  Public Service Enterprise Group, Inc.
FUND PERFORMANCE (November 30, 2015 to November 30, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of November 30, 2025)	1 Year	5 Year	10 Year
FT Energy Income Partners Enhanced Income ETF	6.39%	18.31%	9.35%
S&P Global 1200 Energy Index	6.25%	22.06%	8.12%
PHLX Utility Sector Index	13.25%	10.14%	11.41%
Alerian MLP Index	3.55%	27.00%	8.63%
Blended Benchmark(1)	8.55%	19.01%	11.35%
S&P 500® Index	15.00%	15.28%	14.63%
(1)
The Blended Benchmark consists of the following: PHLX Utility Sector Index (50%) and Alerian MLP Index (50%). The Blended Benchmark reflects the diverse allocation of companies engaged in the energy infrastructure sector in the Fund’s portfolio. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Visit www.ftportfolios.com/etf/EIPI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of November 30, 2025)
Fund net assets	$967,974,853
Total number of portfolio holdings	125
Total advisory fee paid	$10,165,815
Portfolio turnover rate	103%
WHAT DID THE FUND INVEST IN? (As of November 30, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Enterprise Products Partners, L.P.	8.0%
Energy Transfer, L.P.	6.0%
MPLX, L.P.	4.9%
Kinder Morgan, Inc.	4.1%
Exxon Mobil Corp.	3.4%
Shell PLC, ADR	3.3%
Williams (The) Cos., Inc.	3.1%
Enbridge, Inc.	2.7%
ONEOK, Inc.	2.7%
National Fuel Gas Co.	2.6%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/EIPI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
FT Energy Income Partners Enhanced Income ETF (EIPI)

FT Confluence BDC & Specialty Finance Income ETF
FBDC | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | November 30, 2025
This annual shareholder report contains important information about the FT Confluence BDC & Specialty Finance Income ETF (the “Fund”) for the year of December 1, 2024 to November 30, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FBDC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Confluence BDC & Specialty Finance Income ETF	$222(1) (2)	2.25%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
(2)
Includes costs from the First Trust Specialty Finance and Financial Opportunities Fund (“FGB”) for the period November 1, 2024 to June 30, 2025. After FGB reorganized into the Fund, the Fund began charging an annual unitary management fee of 0.95%.

HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned -2.61% for the fiscal year ended November 30, 2025. Performance prior to June 30, 2025 is for FGB. The Fund outperformed its benchmark, the MarketVector™ US Business Development Companies Liquid Index, which returned -3.16% for the same Period.
This outperformance was in part derived from higher relative exposure to certain internally managed business development companies (“BDCs”) that delivered higher returns and lower relative allocations to certain large index constituents that underperformed during the Period.
The following key factors affected the Fund’s performance during the Period:
  BDCs delivered steady operating results and significant dividend income during the Period. In turn, the Fund also delivered a high level of income, derived from BDCs with stable operating fundamentals.
  However, late in the third quarter of 2025, some high-profile bankruptcies created widespread concerns about credit quality in private debt markets and a thesis formed that the large capital inflows had formed a speculative bubble.
  Concerns among BDC investors rose based upon the belief that the first signs of a speculative bubble burst were attached to the high-profile bankruptcies. However, the issues related to those bankruptcies appeared idiosyncratic and not indicative of widespread problems.
  Private credit market concerns drove BDC valuations lower, erasing much of the industry’s positive returns earned earlier in the Period. But from our perspective, we don’t believe a speculative bubble in private credit markets formed. Lending standards in the BDC industry remained intact.

Regardless of market conditions, we believe monitoring risk should be a continuous effort. One of the most helpful ways to address BDC investment risk is to actively focus on experienced managers employing high-quality underwriting, with long track records of delivering attractive risk-adjusted returns. Also important are BDC capital allocation policies, fee levels, and the alignment of incentives alongside those of shareholders.
Looking forward, we believe the environment for BDCs is fairly well balanced. On one side, BDCs are likely to face downward pressure on profitability as short-term rates decline; however, on the other side, BDC loan portfolios may benefit from a credit quality uplift as their borrowers experience declining interest expense burdens.
Through active portfolio management, we believe investors can benefit from exposure to BDCs with the breadth and depth in their business models to deliver attractive returns, regardless of where interest rates go.
BDCs provide a unique and liquid way to gain exposure to private credit with a high level of current income. We believe the Fund is well positioned to deliver the utility of this alternative asset class and that active management can help improve risk-adjusted returns.
FUND PERFORMANCE (November 30, 2015 to November 30, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of November 30, 2025)	1 Year	5 Year	10 Year
FT Confluence BDC & Specialty Finance Income ETF	-2.61%	12.37%	5.10%
MarketVectorTM US Business Development Companies Liquid Index	-3.16%	12.45%	8.65%
MSCI USA IMI Financials Index	4.99%	16.09%	12.44%
Blended Benchmark(1)	-0.32%	10.77%	8.13%
S&P 500® Index	15.00%	15.28%	14.63%
(1)
The Blended Benchmark consists of a 70/20/10 blend of the MVIS U.S. Business Development Companies Index, the FTSE NARIET Mortgage REIT Index and the S&P SmallCap Financials Index. The Blended Benchmark returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month, the three indices are rebalanced, to account for divergence from that ratio that occurred during the course of each month to the ratios noted above. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Effective June 30, 2025, the Fund acquired all of the assets, subject to the liabilities, of First Trust Specialty Finance and Financial Opportunities Fund, a closed-end investment management company. The Fund has assumed the performance history of First Trust Specialty Finance and Financial Opportunities Fund, which had an inception date of May 25, 2007.
Visit www.ftportfolios.com/etf/FBDC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of November 30, 2025)
Fund net assets	$39,272,281
Total number of portfolio holdings	22
Total advisory fee paid	$576,206
Portfolio turnover rate	28%
WHAT DID THE FUND INVEST IN? (As of November 30, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Main Street Capital Corp.	11.4%
Hercules Capital, Inc.	10.5%
Ares Capital Corp.	10.1%
Golub Capital BDC, Inc.	9.0%
Sixth Street Specialty Lending, Inc.	8.8%
Blackstone Secured Lending Fund	8.2%
Blue Owl Capital Corp.	5.8%
New Mountain Finance Corp.	4.9%
FS KKR Capital Corp.	4.7%
Barings BDC, Inc.	4.7%
Industry Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since its reorganization on June 30, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FBDC or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund’s expense ratio for the fiscal year ended November 30, 2025 was 2.25% of the Fund’s average daily net assets, a decrease from the expense ratio for the fiscal year ended November 30, 2024 of 2.62% of the Fund’s average daily net assets. The expense ratio includes costs from FGB for the period November 1, 2024 to June 30, 2025. After FGB reorganized into the Fund, the Fund began charging an annual unitary management fee of 0.95%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FBDC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
FT Confluence BDC & Specialty Finance Income ETF (FBDC)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund VIII (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $51,200 for the fiscal year ended 2024 and $160,950 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $197,761 for the fiscal year ended 2024 and $190,500 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:
Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $197,761 for the Registrant, $28,080 for the Registrant’s investment advisor and $32,400 for the Registrant’s distributor; and for the fiscal year ended 2025 were $190,500 for the Registrant, $28,620 for the Registrant’s investment advisor and $32,940 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statement(s) required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended November 30, 2025

First Trust Exchange-Traded Fund VIII

First Trust Active Global Quality Income ETF (AGQI)
Janus Henderson Investors US LLC

First Trust Active Global Quality Income ETF (AGQI)
Annual Financial Statements and Other Information
November 30, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Active Global Quality Income ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Active Global Quality Income ETF (AGQI)
Portfolio of Investments
November 30, 2025

Shares	Description	Value
COMMON STOCKS (a) — 99.1%
	Aerospace & Defense — 2.6%
68,105	BAE Systems PLC (GBP)	$1,487,932
	Banks — 9.1%
31,731	Bank of America Corp.	1,702,368
20,342	BNP Paribas S.A. (EUR)	1,739,365
9,067	PNC Financial Services Group (The), Inc.	1,729,258
		5,170,991
	Beverages — 7.9%
19,472	Carlsberg A/S, Class B (DKK)	2,419,081
28,395	Coca-Cola (The) Co.	2,076,243
		4,495,324
	Capital Markets — 1.9%
3,777	CME Group, Inc.	1,063,074
	Electric Utilities — 3.7%
100,853	Iberdrola S.A. (EUR)	2,128,093
	Electrical Equipment — 6.0%
16,961	nVent Electric PLC	1,819,406
5,894	Schneider Electric SE (EUR)	1,579,831
		3,399,237
	Health Care Equipment & Supplies — 2.6%
13,783	Medtronic PLC	1,451,763
	Household Durables — 3.4%
66,950	Sony Group Corp. (JPY)	1,960,861
	Household Products — 2.8%
10,825	Procter & Gamble (The) Co.	1,603,832
	Insurance — 3.5%
193,778	AIA Group Ltd. (HKD)	2,006,063
	Interactive Media & Services — 4.4%
7,780	Alphabet, Inc., Class C	2,490,534
	Machinery — 1.8%
24,501	Daimler Truck Holding AG (EUR)	1,036,831
	Media — 3.1%
18,023	Publicis Groupe S.A. (EUR)	1,756,271
	Metals & Mining — 1.7%
22,719	Freeport-McMoRan, Inc.	976,463
	Oil, Gas & Consumable Fuels — 4.0%
15,042	Chevron Corp.	2,273,297
	Personal Care Products — 2.8%
26,785	Unilever PLC (EUR)	1,616,778
Shares	Description	Value

	Pharmaceuticals — 7.3%
12,139	AstraZeneca PLC (GBP)	$2,245,392
9,257	Johnson & Johnson	1,915,459
		4,160,851
	Professional Services — 2.7%
38,893	RELX PLC (GBP)	1,560,436
	Semiconductors & Semiconductor Equipment — 6.8%
57,541	Taiwan Semiconductor Manufacturing Co., Ltd. (TWD)	2,640,084
7,434	Texas Instruments, Inc.	1,250,919
		3,891,003
	Software — 5.5%
4,308	Microsoft Corp.	2,119,579
5,137	Oracle Corp.	1,037,417
		3,156,996
	Specialty Retail — 2.7%
4,321	Home Depot (The), Inc.	1,542,251
	Technology Hardware, Storage & Peripherals — 3.5%
38,578	Samsung Electronics Co., Ltd. (Preference Shares) (KRW)	1,967,395
	Textiles, Apparel & Luxury Goods — 6.3%
10,275	Cie Financiere Richemont S.A., Class A (CHF)	2,178,848
22,046	NIKE, Inc., Class B	1,424,833
		3,603,681
	Tobacco — 3.0%
29,648	British American Tobacco PLC (GBP)	1,735,020
	Total Common Stocks	56,534,977
	(Cost $47,411,107)
MONEY MARKET FUNDS — 1.7%
985,126	Dreyfus Government Cash Management Fund, Institutional Shares - 3.86% (b)	985,126
	(Cost $985,126)

	Total Investments — 100.8%	57,520,103
	(Cost $48,396,233)
	Net Other Assets and Liabilities — (0.8)%	(444,215)
	Net Assets — 100.0%	$57,075,888

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Rate shown reflects yield as of November 30, 2025.

See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Portfolio of Investments (Continued)
November 30, 2025
Abbreviations throughout the Portfolio of Investments:
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
TWD	– New Taiwan Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
USD	47.8%
EUR	17.1
GBP	12.2
TWD	4.6
DKK	4.2
CHF	3.8
HKD	3.5
KRW	3.4
JPY	3.4
Total	100.0%

Country Allocation†	% of Net Assets
United States	42.4%
United Kingdom	15.2
France	8.9
Ireland	5.7
Taiwan	4.6
Denmark	4.3
Switzerland	3.8
Spain	3.7
Hong Kong	3.5
South Korea	3.5
Japan	3.4
Germany	1.8
Total Investments	100.8
Net Other Assets and Liabilities	(0.8)
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 11/30/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$56,534,977	$56,534,977	$—	$—
Money Market Funds	985,126	985,126	—	—
Total Investments	$57,520,103	$57,520,103	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Statement of Assets and Liabilities
November 30, 2025

ASSETS:
Investments, at value	$57,520,103
Foreign currency, at value	71
Receivables:
Reclaims	1,099,067
Dividends	114,151
Total Assets	58,733,392

LIABILITIES:
Payables:
IRS closing agreement	1,617,964
Investment advisory fees	39,540
Total Liabilities	1,657,504
NET ASSETS	$57,075,888

NET ASSETS consist of:
Paid-in capital	$121,095,607
Par value	34,819
Accumulated distributable earnings (loss)	(64,054,538)
NET ASSETS	$57,075,888
NET ASSET VALUE, per share	$16.39
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,481,908
Investments, at cost	$48,396,233
Foreign currency, at cost (proceeds)	$71
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Statement of Operations
For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividends	$1,844,877
Foreign withholding tax	(19,137)
Total investment income	1,825,740

EXPENSES:
Investment advisory fees	475,118
Legal fees	(236,679)
Other expenses	4,164
Total expenses	242,603
NET INVESTMENT INCOME (LOSS)	1,583,137

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,450,155
In-kind redemptions	1,293,314
Foreign currency transactions	(16,444)
Net realized gain (loss)	4,727,025
Net change in unrealized appreciation (depreciation) on:
Investments	3,484,276
Foreign currency translation	79,822
Net change in unrealized appreciation (depreciation)	3,564,098
NET REALIZED AND UNREALIZED GAIN (LOSS)	8,291,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,874,260
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Statements of Changes in Net Assets

	Year Ended 11/30/2025	Year Ended 11/30/2024
OPERATIONS:
Net investment income (loss)	$1,583,137	$694,428
Net realized gain (loss)	4,727,025	6,675,136
Net change in unrealized appreciation (depreciation)	3,564,098	1,770,421
Net increase (decrease) in net assets resulting from operations	9,874,260	9,139,985

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,272,644)	(1,461,129)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	—
Cost of shares redeemed	(9,506,937)	(63,348,875)
Net increase (decrease) in net assets resulting from shareholder transactions	(9,506,937)	(63,348,875)
Total increase (decrease) in net assets	(905,321)	(55,670,019)

NET ASSETS:
Beginning of period	57,981,209	113,651,228
End of period	$57,075,888	$57,981,209

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,131,908	8,881,908
Shares sold	—	—
Shares redeemed	(650,000)	(4,750,000)
Shares outstanding, end of period	3,481,908	4,131,908
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Financial Highlights
For a share outstanding throughout each period

	Year Ended		Period Ended 11/30/2023 (a)	Year Ended December 31,
	11/30/2025	11/30/2024		2022 (a)	2021 (a)	2020 (a)
Net asset value, beginning of period	$14.03	$12.80	$12.87	$15.14	$13.67	$16.18
Income from investment operations:
Net investment income (loss)	0.42 (b)	0.14 (b)	0.35 (b)	0.56	0.62	0.35
Net realized and unrealized gain (loss)	2.28	1.39	0.35	(2.11)	1.57	(1.90)
Total from investment operations	2.70	1.53	0.70	(1.55)	2.19	(1.55)
Distributions paid to shareholders from:
Net investment income	(0.34)	(0.30)	(0.77)	(0.51)	(0.70)	(0.41)
Return of capital	—	—	—	(0.21)	(0.02)	(0.55)
Total distributions	(0.34)	(0.30)	(0.77)	(0.72)	(0.72)	(0.96)
Net asset value, end of period	$16.39	$14.03	$12.80	$12.87	$15.14	$13.67
Total return (c)	19.52%	11.96%	5.67%	(9.56)%	17.01%	(7.79)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$57,076	$57,981	$113,651	$221,838	$260,878	$235,505
Ratio of total expenses to average net assets	0.43% (d)	2.27% (e)	3.46% (f)	2.32%	1.93%	2.15%
Ratio of net expenses to average net assets excluding interest expense	0.43% (d)	2.27% (e)	2.05% (f)	1.69%	1.64%	1.71%
Ratio of net investment income (loss) to average net assets	2.83%	0.97%	2.84% (f)	4.26%	4.23%	2.82%
Portfolio turnover rate (g)	64%	50%	77%	22%	33%	43%

Indebtedness:
Total loans outstanding (in 000’s)	$—	$—	$—	$73,139	$75,882	$79,232
Asset coverage per $1,000 of indebtedness (h)	$—	$—	$—	$4,033	$4,438	$3,972

(a)	Results for periods prior to November 21, 2023 are for First Trust Dynamic Europe Equity Income Fund.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Prior to November 21, 2023, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment
Plan of First Trust Dynamic Europe Equity Income Fund. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Includes payment received from insurance during the fiscal year ended November 30, 2025 related to extraordinary legal fees paid by the Fund during the fiscal year ended November 30, 2024 and the fiscal period ended November 30, 2023. If the insurance payment had not been received, the expense ratio would have been 0.85%.

(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 0.85%.
(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(h)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Active Global Quality Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “AGQI” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks income with the potential for capital growth over the long-term. Under normal market conditions, the Fund seeks to invest primarily in income-producing equity securities. Such equity securities may include common stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), preferred securities and real estate investment trusts. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025
The tax character of distributions paid during the fiscal years ended November 30, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$1,272,644	$1,461,129
Capital gains	—	—
Return of capital	—	—
As of November 30, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$341,136
Accumulated capital and other gain (loss)	(73,596,397)
Net unrealized appreciation (depreciation)	9,200,723
E. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2022, the taxable period ended 2023, and the taxable years ended 2024 and 2025 remain open to federal and state audit. As of November 30, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
During the taxable year ended November 30, 2025, the Fund incurred a payable in the amount of $1,617,964 shown as “IRS closing agreement” on the Statement of Assets and Liabilities. This payable is in anticipation of IRS closing agreement pursuant to IRS Notice 2016-10 for European Union discriminatory reclaim refunds received in excess of qualified foreign tax credits during the fiscal year ended November 30, 2025.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2025, for federal income tax purposes, the Fund had $73,596,397 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the taxable year ended November 30, 2025, the Fund utilized $3,462,448 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended November 30, 2025, the adjustments for the Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$30,643	$(1,269,345)	$1,238,702
As of November 30, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$48,405,343	$10,613,695	$(1,498,935)	$9,114,760
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
Janus Henderson Investors US LLC (“Janus Henderson”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and Janus Henderson, First Trust will supervise Janus Henderson and its management of the investment of the Fund’s assets and will pay Janus Henderson

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025
for its services as the Fund’s sub-advisor a sub-advisory fee equal to 50% the monthly unitary management fee paid to the Advisor, less Janus Henderson’s 50% share of the Fund’s expenses for that month.
During the fiscal year ended November 30, 2025, the Fund received an insurance payment related to the extraordinary legal fees incurred during the fiscal year ended November 30, 2024 and the fiscal period ended November 30, 2023. The payment received caused the expense ratio to be lower than the annual unitary management fee of 0.85%. If the payment had not been received, the expense ratio would have been 0.85%.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended November 30, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $35,387,300 and $35,430,556, respectively.
For the fiscal year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were $0 and $8,597,998, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025
the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Active Global Quality Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended November 30, 2025 and 2024, and the financial highlights for the years ended November 30, 2025 and 2024, for the period from January 1, 2023 through November 30, 2023, and for the years ended December 31, 2022, 2021, and 2020, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for the years ended November 30, 2025 and 2024, and the financial highlights for the years ended November 30, 2025 and 2024, for the period from January 1, 2023 through November 30, 2023, and for the years ended December 31, 2022, 2021, and 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
January 21, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended November 30, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund VIII (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	931,952,816 5,974,259
Thomas J. Driscoll** Votes For Votes Withheld	931,990,349 5,936,726
Richard E. Erickson* Votes For Votes Withheld	931,309,705 6,617,370
Thomas R. Kadlec* Votes For Votes Withheld	931,262,372 6,664,703
Denise M. Keefe*** Votes For Votes Withheld	932,234,496 5,692,579
Robert F. Keith* Votes For Votes Withheld	931,417,790 6,509,285
Niel B. Nielson* Votes For Votes Withheld	931,068,296 6,858,779
Bronwyn Wright*** Votes For Votes Withheld	841,558,465 96,368,610

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Active Global Quality Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Janus Henderson Investors US LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the

Other Information (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025 (Unaudited)
continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 22, 2025 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee

Other Information (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025 (Unaudited)
the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2024. The Board noted the Sub-Advisor’s discussion of the Fund’s performance at the April 22, 2025 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the expenses incurred by the Sub-Advisor are primarily fixed and that the Sub-Advisor believes that expenses will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for the Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund and noted that, in respect to the Fund, the Sub-Advisor pays for research from its own profits and losses

Other Information (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2025 (Unaudited)
(hard dollars) and does not use soft dollars. The Board noted certain additional indirect benefits identified by the Sub-Advisor deriving from its association with the Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Active Global Quality Income ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $28,585. This figure is comprised of $1,152 paid (or to be paid) in fixed compensation and $27,433 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $14,984 paid (or to be paid) to senior management of First Trust Advisors L.P. and $13,601 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended November 30, 2025, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
29.40%	100.00%

Annual Financial Statements and Other Information
For the Year Ended November 30, 2025

First Trust Exchange-Traded Fund VIII

FT Energy Income Partners Enhanced Income ETF (EIPI)

FT Energy Income Partners Enhanced Income ETF (EIPI)
Annual Financial Statements and Other Information
November 30, 2025
Performance and Risk Disclosure
There is no assurance that FT Energy Income Partners Enhanced Income ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Energy Income Partners Enhanced Income ETF (EIPI)
Portfolio of Investments
November 30, 2025

Shares	Description	Value
COMMON STOCKS (a) — 73.5%
	Construction & Engineering — 1.5%
85,631	Fluor Corp. (b) (c)	$3,676,139
22,780	Quanta Services, Inc.	10,589,966
		14,266,105
	Electric Utilities — 14.8%
36,755	ALLETE, Inc.	2,485,373
112,375	American Electric Power Co., Inc. (b)	13,908,654
10,726	Constellation Energy Corp. (b)	3,908,125
196,748	Duke Energy Corp. (b)	24,384,947
218,058	Entergy Corp. (b)	21,265,016
99,529	Evergy, Inc. (b)	7,728,427
200,270	FirstEnergy Corp.	9,556,884
16,785	IDACORP, Inc.	2,211,927
140,313	NextEra Energy, Inc. (b)	12,107,609
210,228	OGE Energy Corp.	9,624,238
100,742	PG&E Corp.	1,623,961
439,661	PPL Corp. (b)	16,223,491
187,212	Southern (The) Co. (b)	17,058,758
19,030	Xcel Energy, Inc.	1,562,553
		143,649,963
	Electrical Equipment — 1.6%
30,224	EnerSys	4,325,357
75,207	Generac Holdings, Inc. (b) (c)	11,403,637
		15,728,994
	Energy Equipment & Services — 4.0%
212,938	Archrock, Inc. (b)	5,225,499
196,442	Baker Hughes Co. (b)	9,861,388
57,460	Cactus, Inc., Class A	2,466,183
258,300	Halliburton Co. (b)	6,772,626
113,355	Helmerich & Payne, Inc. (b)	3,162,604
222,196	NOV, Inc. (b)	3,412,931
205,471	SLB Ltd. (b)	7,446,269
		38,347,500
	Gas Utilities — 6.0%
167,175	AltaGas Ltd. (CAD)	5,158,386
10,922	Atmos Energy Corp.	1,926,313
305,738	National Fuel Gas Co. (b)	25,208,098
198,443	New Jersey Resources Corp.	9,541,139
113,723	ONE Gas, Inc.	9,523,164
181,403	UGI Corp. (b)	7,174,489
		58,531,589
	Independent Power and Renewable Electricity Producers — 1.8%
547,625	AES (The) Corp. (b)	7,699,608
208,004	Clearway Energy, Inc., Class A	7,113,737
12,004	Vistra Corp. (b)	2,147,035
		16,960,380
	Machinery — 1.7%
33,711	Cummins, Inc. (b)	16,787,404
See Notes to Financial Statements

FT Energy Income Partners Enhanced Income ETF (EIPI)
Portfolio of Investments (Continued)
November 30, 2025
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Multi-Utilities — 8.4%
23,950	Ameren Corp.	$2,547,083
144,844	Atco Ltd., Class I (CAD)	5,772,201
354,985	CenterPoint Energy, Inc. (b)	14,192,300
65,150	CMS Energy Corp. (b)	4,914,916
89,483	Dominion Energy, Inc.	5,616,848
67,891	DTE Energy Co. (b)	9,303,104
125,207	NiSource, Inc. (b)	5,525,385
137,908	Public Service Enterprise Group, Inc. (b)	11,518,076
185,352	Sempra	17,556,541
36,318	WEC Energy Group, Inc.	4,070,158
		81,016,612
	Oil, Gas & Consumable Fuels — 33.4%
97,076	Cheniere Energy, Inc. (b)	20,236,463
25,182	Core Natural Resources, Inc. (b)	2,014,560
183,451	Coterra Energy, Inc.	4,923,825
45,890	DT Midstream, Inc.	5,573,799
531,508	Enbridge, Inc. (b)	25,926,960
87,644	EOG Resources, Inc. (b)	9,452,405
170,175	EQT Corp. (b)	10,356,850
46,343	Expand Energy Corp. (b)	5,650,602
286,141	Exxon Mobil Corp. (b)	33,169,465
24,698	Gulfport Energy Corp. (c)	5,495,058
105,916	Imperial Oil Ltd. (CAD)	10,588,189
306,033	Keyera Corp. (CAD)	9,887,574
1,448,834	Kinder Morgan, Inc. (b)	39,582,145
355,503	ONEOK, Inc. (b)	25,887,728
122,395	Range Resources Corp.	4,833,379
434,867	Shell PLC, ADR (b)	32,080,139
86,458	Targa Resources Corp. (b)	15,156,952
241,111	TC Energy Corp. (b)	13,193,594
299,346	TotalEnergies SE, ADR (b)	19,667,032
486,977	Williams (The) Cos., Inc.	29,671,509
		323,348,228
	Water Utilities — 0.3%
62,818	Essential Utilities, Inc.	2,486,965
	Total Common Stocks	711,123,740
	(Cost $651,845,463)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 26.2%
	Chemicals — 0.6%
304,126	Westlake Chemical Partners, L.P.	5,766,229
	Oil, Gas & Consumable Fuels — 25.6%
221,539	Cheniere Energy Partners, L.P.	12,073,876
3,507,043	Energy Transfer, L.P. (b)	58,602,689
2,358,229	Enterprise Products Partners, L.P.	77,208,417
872,578	MPLX, L.P. (b)	47,407,163
671,002	Plains All American Pipeline, L.P.	11,682,145
See Notes to Financial Statements

FT Energy Income Partners Enhanced Income ETF (EIPI)
Portfolio of Investments (Continued)
November 30, 2025
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
1,075,596	Plains GP Holdings, L.P., Class A (d)	$19,941,550
287,297	Sunoco, L.P.	16,154,710
409,507	TXO Partners, L.P.	5,114,742
		248,185,292
	Total Master Limited Partnerships	253,951,521
	(Cost $219,149,756)

Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
5,245,120	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.84% (e)	5,245,120
	(Cost $5,245,120)
	Total Investments — 100.2%	970,320,381
	(Cost $876,240,339)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.9)%
	Call Options Written — (0.9)%
(4,371)	AES (The) Corp.	$(6,145,626)	$16.00	02/20/26	(87,420)
(897)	American Electric Power Co., Inc.	(11,102,169)	130.00	01/16/26	(73,554)
(1,696)	Archrock, Inc.	(4,161,984)	30.00	12/19/25	(8,480)
(1,568)	Baker Hughes Co.	(7,871,360)	55.00	02/20/26	(232,064)
(2,833)	CenterPoint Energy, Inc.	(11,326,334)	41.00	01/16/26	(226,640)
(774)	Cheniere Energy, Inc.	(16,134,804)	215.00	12/19/25	(230,652)
(497)	CMS Energy Corp.	(3,749,368)	75.00	12/19/25	(70,077)
(85)	Constellation Energy Corp.	(3,097,060)	390.00	12/19/25	(58,650)
(192)	Core Natural Resources, Inc.	(1,536,000)	82.50	12/19/25	(37,920)
(168)	Cummins, Inc.	(8,366,064)	460.00	12/19/25	(685,440)
(101)	Cummins, Inc.	(5,029,598)	520.00	01/16/26	(98,980)
(541)	DTE Energy Co.	(7,413,323)	140.00	01/16/26	(94,675)
(868)	Duke Energy Corp.	(10,757,992)	135.00	01/16/26	(17,360)
(4,234)	Enbridge, Inc.	(20,653,452)	50.00	12/19/25	(122,786)
(12,000)	Energy Transfer, L.P.	(20,052,000)	18.00	01/16/26	(120,000)
(1,740)	Entergy Corp.	(16,968,480)	100.00	01/16/26	(321,900)
(699)	EOG Resources, Inc.	(7,538,715)	112.00	12/19/25	(77,589)
(1,360)	EQT Corp.	(8,276,960)	61.00	12/19/25	(233,920)
(556)	Evergy, Inc.	(4,317,340)	75.00	12/19/25	(177,920)
(236)	Evergy, Inc.	(1,832,540)	80.00	12/19/25	(7,080)
(369)	Expand Energy Corp.	(4,499,217)	125.00	01/16/26	(158,670)
(2,284)	Exxon Mobil Corp.	(26,476,128)	125.00	01/16/26	(185,004)
(682)	Fluor Corp.	(2,927,826)	55.00	01/16/26	(20,460)
(600)	Generac Holdings, Inc.	(9,097,800)	170.00	02/20/26	(474,000)
(2,065)	Halliburton Co.	(5,414,430)	29.00	02/20/26	(169,330)
(465)	Helmerich & Payne, Inc.	(1,297,350)	25.00	12/19/25	(172,050)
(438)	Helmerich & Payne, Inc.	(1,222,020)	27.50	01/16/26	(96,360)
(405)	Kinder Morgan, Inc.	(1,106,460)	28.00	01/16/26	(24,300)
(2,032)	MPLX, L.P.	(11,039,856)	55.00	12/19/25	(121,920)
(502)	MPLX, L.P.	(2,727,366)	55.00	01/16/26	(52,710)
See Notes to Financial Statements

FT Energy Income Partners Enhanced Income ETF (EIPI)
Portfolio of Investments (Continued)
November 30, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(382)	National Fuel Gas Co.	$(3,149,590)	$85.00	01/16/26	$(43,930)
(620)	NextEra Energy, Inc.	(5,349,980)	90.00	12/19/25	(49,600)
(500)	NextEra Energy, Inc.	(4,314,500)	87.50	01/16/26	(136,500)
(988)	NiSource, Inc.	(4,360,044)	45.00	12/19/25	(44,460)
(1,770)	NOV, Inc.	(2,718,720)	14.00	01/16/26	(292,050)
(2,841)	ONEOK, Inc.	(20,688,162)	75.00	02/20/26	(767,070)
(649)	PPL Corp.	(2,394,810)	37.00	01/16/26	(50,298)
(2,860)	PPL Corp.	(10,553,400)	40.00	01/16/26	(22,880)
(1,100)	Public Service Enterprise Group, Inc.	(9,187,200)	85.00	12/19/25	(88,000)
(3,412)	Shell PLC	(25,170,324)	75.00	12/19/25	(272,960)
(210)	SLB Ltd.	(761,040)	37.50	12/19/25	(11,550)
(1,430)	SLB Ltd.	(5,182,320)	42.50	02/20/26	(75,790)
(865)	Southern (The) Co.	(7,881,880)	92.50	01/16/26	(139,265)
(374)	Southern (The) Co.	(3,407,888)	97.50	01/16/26	(13,090)
(648)	Targa Resources Corp.	(11,360,088)	160.00	12/19/25	(1,062,720)
(1,731)	TC Energy Corp.	(9,472,032)	55.00	12/19/25	(116,842)
(2,389)	TotalEnergies SE	(15,695,730)	67.50	01/16/26	(203,065)
(1,604)	UGI Corp.	(6,343,820)	35.00	01/16/26	(737,840)
(95)	Vistra Corp.	(1,699,170)	200.00	02/20/26	(93,100)
	Total Written Options				(8,678,921)
	(Premiums received $6,194,213)
	Net Other Assets and Liabilities — 0.7%				6,333,393
	Net Assets — 100.0%				$967,974,853

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	Non-income producing security.
(d)	This security is taxed as a “C” corporation for federal income tax purposes.
(e)	Rate shown reflects yield as of November 30, 2025.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar
See Notes to Financial Statements

FT Energy Income Partners Enhanced Income ETF (EIPI)
Portfolio of Investments (Continued)
November 30, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 11/30/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$711,123,740	$711,123,740	$—	$—
Master Limited Partnerships*	253,951,521	253,951,521	—	—
Money Market Funds	5,245,120	5,245,120	—	—
Total Investments	$970,320,381	$970,320,381	$—	$—

LIABILITIES TABLE
	Total Value at 11/30/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(8,678,921)	$(6,267,501)	$(2,411,420)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Energy Income Partners Enhanced Income ETF (EIPI)
Statement of Assets and Liabilities
November 30, 2025

ASSETS:
Investments, at value	$970,320,381
Foreign currency, at value	67
Receivables:
Income taxes	4,739,114
Dividends	1,950,538
Reclaims	453,219
Investment securities sold	124,287
Total Assets	977,587,606

LIABILITIES:
Options contracts written, at value	8,678,921
Payables:
Investment advisory fees	851,176
Conversion expense	68,764
Other liabilities	13,892
Total Liabilities	9,612,753
NET ASSETS	$967,974,853

NET ASSETS consist of:
Paid-in capital	$877,288,516
Par value	475,856
Accumulated distributable earnings (loss)	90,210,481
NET ASSETS	$967,974,853
NET ASSET VALUE, per share	$20.34
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	47,585,552
Investments, at cost	$876,240,339
Foreign currency, at cost (proceeds)	$67
Premiums received on options contracts written	$6,194,213
See Notes to Financial Statements

FT Energy Income Partners Enhanced Income ETF (EIPI)
Statement of Operations
For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividends	$21,682,111
Foreign withholding tax	(743,395)
Total investment income	20,938,716

EXPENSES:
Investment advisory fees	10,165,815
Tax expense	200,000
Other expenses	68,249
Total expenses	10,434,064
NET INVESTMENT INCOME (LOSS)	10,504,652

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,070,935
In-kind redemptions	30,474,324
Written options contracts	26,259,576
Foreign currency transactions	(54,889)
Net realized gain (loss)	61,749,946
Net change in unrealized appreciation (depreciation) on:
Investments	(32,227,786)
Written options contracts	15,456,831
Foreign currency translation	260
Net change in unrealized appreciation (depreciation)	(16,770,695)
NET REALIZED AND UNREALIZED GAIN (LOSS)	44,979,251
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,483,903
See Notes to Financial Statements

FT Energy Income Partners Enhanced Income ETF (EIPI)
Statements of Changes in Net Assets

	Year Ended 11/30/2025	Year Ended 11/30/2024 (a)
OPERATIONS:
Net investment income (loss)	$10,504,652	$11,110,809
Net realized gain (loss)	61,749,946	108,387,472
Net change in unrealized appreciation (depreciation)	(16,770,695)	75,962,461
Net increase (decrease) in net assets resulting from operations	55,483,903	195,460,742

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(81,167,037)	(54,401,533)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	108,954,291	8,700,143
Proceeds from shares acquired through reorganizations	—	947,783,809
Cost of shares redeemed	(120,617,186)	(367,448,911)
Net increase (decrease) in net assets resulting from shareholder transactions	(11,662,895)	589,035,041
Total increase (decrease) in net assets	(37,346,029)	730,094,250

NET ASSETS:
Beginning of period	1,005,320,882	275,226,632
End of period	$967,974,853	$1,005,320,882

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	48,185,552	15,666,039
Shares sold	5,400,000	450,000
Shares issued through reorganizations	—	51,669,624
Shares redeemed	(6,000,000)	(19,600,111)
Shares outstanding, end of period	47,585,552	48,185,552

(a)	Results for periods prior to May 3, 2024 are for First Trust Energy Infrastructure Fund (“FIF”). See Note 4 in the Notes to Financial Statements.
See Notes to Financial Statements

FT Energy Income Partners Enhanced Income ETF (EIPI)
Financial Highlights
For a share outstanding throughout each period

	Year Ended November 30,
	2025	2024(a)	2023(a)	2022(a)	2021(a)
Net asset value, beginning of period	$20.86	$17.57	$17.92	$14.63	$12.47
Income from investment operations:
Net investment income (loss)	0.22 (b)	0.31 (b)	(0.01) (b)	0.06	0.16
Net realized and unrealized gain (loss)	0.99	4.51	0.72	3.84	2.68
Total from investment operations	1.21	4.82	0.71	3.90	2.84
Distributions paid to shareholders from:
Net investment income	(0.19)	(0.44)	—	(0.17)	(0.18)
Net realized gain	(1.54)	(1.09)	(1.06)	(0.37)	—
Return of capital	—	—	—	(0.21)	(0.57)
Total distributions	(1.73)	(1.53)	(1.06)	(0.75)	(0.75)
Common Share repurchases	—	—	0.00 (c)	0.14	0.07
Net asset value, end of period	$20.34	$20.86	$17.57	$17.92	$14.63
Total return (d)	6.39%	29.00%	5.20%	29.10%	24.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$967,975	$1,005,321	$275,227	$281,208	$243,865
Ratio of total expenses to average net assets	1.13% (e) (f)	1.45% (g)	3.06%	2.03%	1.70%
Ratio of total expenses to average net assets excluding interest expense and fees on loans	1.13% (e) (f)	1.19% (g)	1.47%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets	1.14% (e)	1.64% (g)	(0.09)%	0.36%	0.99%
Portfolio turnover rate (h)	103%	114%	66%	60%	73%

Indebtedness:
Total Loans Outstanding (in 000’s)	$—	$—	$70,300	$70,300	$62,800
Asset coverage per $1,000 indebtedness (i)	$—	$—	$4,915	$5,000	$4,883

(a)	Results for periods prior to May 3, 2024 are for First Trust Energy Infrastructure Fund (“FIF”). See Note 4 in the Notes to Financial Statements.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Prior to May 3, 2024, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of
FIF. See Note 4 in the Notes to Financial Statements. The returns presented do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(f)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 1.10%.
(g)
Includes costs from FIF for the period December 1, 2023 to May 3, 2024. After FIF reorganized into the Fund, the Fund began charging an annual unitary management fee of 1.10%. See Note 4 in the Notes to Financial Statements.

(h)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(i)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the FT Energy Income Partners Enhanced Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “EIPI” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
On October 23, 2023, the Board of Trustees of each of First Trust Energy Income and Growth Fund (FEN), First Trust MLP and Energy Income Fund (FEI), First Trust New Opportunities MLP & Energy Fund (FPL), and FIF (the “Target Funds” or each, individually, a “Target Fund”), each a closed-end management investment company managed by First Trust and sub-advised by EIP (defined below), approved the reorganization of each respective Target Fund into EIPI.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund seeks a high level of total return with an emphasis on current distributions paid to shareholders. Under normal market conditions, the Fund will pursue its investment objective by investing primarily in a portfolio of equity securities in the broader energy market (“Energy Companies”), which include companies in the Global Industry Classification Standard (“GICS”) energy sector, companies in the GICS utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least 50% of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support (collectively, “energy-related activities”). Energy Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from energy-related activities, all of which are selected by Energy Income Partners, LLC, the Fund’s sub-advisor (“EIP” or the “Sub-Advisor”). These companies may include publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”) and MLP affiliates.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Notes to Financial Statements (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025
Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;

Notes to Financial Statements (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Options Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by EIP. The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option

Notes to Financial Statements (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025
holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025
The tax character of distributions paid during the fiscal years ended November 30, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$78,492,825	$44,218,608
Capital gains	2,674,212	—
Return of capital	—	—
As of November 30, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(1,479,954)
Accumulated capital and other gain (loss)	5,281,097
Net unrealized appreciation (depreciation)	86,409,338
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2024 and 2025 remain open to federal and state audit. As of November 30, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2025, the Fund had no capital loss carryforwards available for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended November 30, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(7,842,466)	$(19,703,592)	$27,546,058
As of November 30, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$875,230,006	$124,414,619	$(38,003,165)	$86,411,454

Notes to Financial Statements (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained EIP, an affiliate of First Trust, to serve as the Fund’s investment sub-advisor. In this capacity, EIP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will oversee EIP’s management of the Fund’s assets and will pay EIP for its services as the Fund’s sub-advisor. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	1.10000%
Fund net assets greater than $2.5 billion up to and including $5 billion	1.07250%
Fund net assets greater than $5 billion up to and including $7.5 billion	1.04500%
Fund net assets greater than $7.5 billion up to and including $10 billion	1.01750%
Fund net assets greater than $10 billion	0.99000%
EIP receives a sub-advisory fee from First Trust equal to 50% of the unitary management fee paid to First Trust less the amount of Fund expenses owed by the Sub-Advisor. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to EIP will be reduced to reflect the reduction in the Advisor’s management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganizations
As discussed in Note 1, under the terms of the reorganizations, which were tax-free, the assets of each Target Fund were transferred to, and the liabilities of each Target Fund were assumed by, EIPI in exchange for shares of EIPI. The investments held in FEN, FEI, and FPL were deemed sold and realized capital gains and losses were recognized prior to the reorganizations. FIF is the accounting survivor, as a result the cost of investments received from FIF was carried forward to EIPI for U.S. GAAP and tax purposes. The shares of EIPI were then distributed to the Target Funds’ shareholders and the separate existence of the Target Funds ceased. The reorganizations were subject to certain conditions, including that each reorganization was approved on February 29, 2024, by the shareholders of each Target Fund. When the reorganizations occurred, each transaction was based on the relative NAVs of each Target Fund.
FEI, FPL, and FEN were taxed as c-corps and the income tax receivable on the statement of assets and liabilities relates to taxes incurred from those funds through the reorganization.
The following table summarizes the asset transfers and conversion ratios for the reorganization.

Acquired Fund	Shares Redeemed	Net Assets on May 3, 2024	Accumulated Net Realized Gain (Loss)	Shares Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued	Net Assets on May 3, 2024*
FEN	19,463,721	$314,284,745	$69,012,867	0.880285	EIPI	17,133,622	$287,364,685
FEI	45,228,904	449,381,399	13,520,549	0.541658	EIPI	24,498,598	287,364,685
FPL	23,447,660	184,117,665	(91,066,791)	0.428077	EIPI	10,037,404	287,364,685
* Amount reflects net assets of FIF prior to the reorganization.
The following table summarizes the operations of the Target Funds for the period November 1, 2023 to May 3, 2024 for FEI and FPL, and December 1, 2023 to May 3, 2024 for FEN, the operations of EIPI, the Acquiring (Surviving) Fund, for the year ended November 30, 2024, and the combined Target and Acquiring (Surviving) Funds’ pro-forma results of operations for the year ended November 30, 2024, assuming the reorganizations had been completed on May 3, 2024.
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in EIPI’s Statement of Operations since May 3, 2024. In addition, because the results of operations of FIF for the period December 1, 2023 to May 3, 2024 are included in the results of operations of EIPI, FIF is not presented separately in the following table.

Notes to Financial Statements (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025

	Net Investment Income	Net Realized and Change in Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Target Fund for the period December 1, 2023 to May 3, 2024
FEN	$(489,006)	$21,211,981	$20,722,975
Target Fund for the period November 1, 2023 to May 3, 2024
FEI	(7,947,700)	56,866,881	48,919,181
FPL	(3,661,812)	23,409,867	19,748,055
Acquiring Fund for the fiscal year ended November 30, 2024
EIPI	11,110,809	184,349,933	195,460,742
Combined Total	$(987,709)	$285,838,662	$284,850,953
The reorganizations concluded subsequent to the close of business on May 3, 2024.
5. Purchases and Sales of Securities
For the fiscal year ended November 30, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $942,911,418 and $921,617,997, respectively.
For the fiscal year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were $105,013,350 and $117,109,481, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at November 30, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$8,678,921
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended November 30, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$26,259,576
Net change in unrealized appreciation (depreciation) on written options contracts	15,456,831
During the fiscal year ended November 30, 2025, the premiums for written options contracts opened were $36,602,667 and the premiums for written options contracts closed, exercised and expired were $37,469,428.
The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Statement of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units.

Notes to Financial Statements (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025
Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FT Energy Income Partners Enhanced Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of November 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
January 21, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended November 30, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund VIII (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	931,952,816 5,974,259
Thomas J. Driscoll** Votes For Votes Withheld	931,990,349 5,936,726
Richard E. Erickson* Votes For Votes Withheld	931,309,705 6,617,370
Thomas R. Kadlec* Votes For Votes Withheld	931,262,372 6,664,703
Denise M. Keefe*** Votes For Votes Withheld	932,234,496 5,692,579
Robert F. Keith* Votes For Votes Withheld	931,417,790 6,509,285
Niel B. Nielson* Votes For Votes Withheld	931,068,296 6,858,779
Bronwyn Wright*** Votes For Votes Withheld	841,558,465 96,368,610

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of FT Energy Income Partners Enhanced Income ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the

Other Information (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025 (Unaudited)
continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration,

Other Information (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025 (Unaudited)
legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. Because the Fund commenced operations on May 6, 2024 through the merger of four First Trust closed-end funds into the Fund, the Fund has limited performance history and comparative performance information for the Fund was not reviewed.
On the basis of all the information provided on the unitary fee of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2024. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board noted that the Advisor pays the Sub-Advisor for the Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

Other Information (Continued)
FT Energy Income Partners Enhanced Income ETF (EIPI)
November 30, 2025 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including FT Energy Income Partners Enhanced Income ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $314,636. This figure is comprised of $12,682 paid (or to be paid) in fixed compensation and $301,954 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $164,934 paid (or to be paid) to senior management of First Trust Advisors L.P. and $149,702 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended November 30, 2025, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
7.18%	9.75%
For the fiscal year ended November 30, 2025, the amount of long-term capital gain distributions designated by the Fund was $2,674,212, which is taxable at the applicable capital gain tax rates for federal income tax purposes.

Annual Financial Statements and Other Information
For the Year Ended November 30, 2025

First Trust Exchange-Traded Fund VIII

FT Confluence BDC & Specialty Finance Income ETF (FBDC)

FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Annual Financial Statements and Other Information
November 30, 2025
Performance and Risk Disclosure
There is no assurance that FT Confluence BDC & Specialty Finance Income ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Portfolio of Investments
November 30, 2025

Shares	Description	Value
COMMON STOCKS — BUSINESS DEVELOPMENT COMPANIES — 99.8%
	Capital Markets — 99.8%
191,703	Ares Capital Corp.	$3,952,916
69,744	Bain Capital Specialty Finance, Inc.	999,431
202,267	Barings BDC, Inc.	1,850,743
117,004	Blackstone Secured Lending Fund	3,228,140
174,354	Blue Owl Capital Corp.	2,296,242
49,512	Capital Southwest Corp.	1,065,498
29,696	Crescent Capital BDC, Inc.	426,138
115,122	FS KKR Capital Corp.	1,853,464
76,014	Goldman Sachs BDC, Inc.	760,900
250,992	Golub Capital BDC, Inc.	3,536,477
230,049	Hercules Capital, Inc.	4,140,882
24,380	Kayne Anderson BDC, Inc.	377,890
77,390	Main Street Capital Corp.	4,491,716
97,651	MidCap Financial Investment Corp.	1,191,342
48,716	Morgan Stanley Direct Lending Fund	842,300
197,373	New Mountain Finance Corp.	1,908,597
52,299	Nuveen Churchill Direct Lending Corp.	775,071
62,738	Oaktree Specialty Lending Corp.	865,785
158,182	Sixth Street Specialty Lending, Inc.	3,451,531
42,484	SLR Investment Corp.	676,770
33,469	Trinity Capital, Inc.	495,676
	Total Common Stocks— Business Development Companies	39,187,509
	(Cost $40,348,468)
MONEY MARKET FUNDS — 0.3%
108,718	Dreyfus Government Cash Management Fund, Institutional Shares - 3.86% (a)	108,718
	(Cost $108,718)

	Total Investments — 100.1%	39,296,227
	(Cost $40,457,186)
	Net Other Assets and Liabilities — (0.1)%	(23,946)
	Net Assets — 100.0%	$39,272,281

(a)	Rate shown reflects yield as of November 30, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 11/30/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks — Business Development Companies*	$39,187,509	$39,187,509	$—	$—
Money Market Funds	108,718	108,718	—	—
Total Investments	$39,296,227	$39,296,227	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Statement of Assets and Liabilities
November 30, 2025

ASSETS:
Investments, at value	$39,296,227
Dividends receivable	8,970
Total Assets	39,305,197

LIABILITIES:
Payables:
Investment advisory fees	31,762
Conversion expense	1,154
Total Liabilities	32,916
NET ASSETS	$39,272,281

NET ASSETS consist of:
Paid-in capital	$96,607,882
Par value	20,135
Accumulated distributable earnings (loss)	(57,355,736)
NET ASSETS	$39,272,281
NET ASSET VALUE, per share	$19.50
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,013,500
Investments, at cost	$40,457,186
See Notes to Financial Statements

FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Statement of Operations
For the Year Ended November 30, 2025

INVESTMENT INCOME:
Dividends	$5,734,876
Interest	28,334
Total investment income	5,763,210

EXPENSES:
Investment advisory fees	576,206
Interest and fees on loans	261,785
Conversion expense	200,000
Shareholder reporting fees	58,411
Legal fees	44,471
Trustees’ fees and expenses	29,645
Accounting and administration fees	18,698
Registration and filing fees	11,825
Excise tax expense	9,500
Audit and tax fees	7,388
Custodian fees	2,364
Transfer agent fees	802
Other expenses	3,029
Total expenses	1,224,124
NET INVESTMENT INCOME (LOSS)	4,539,086

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,678,442)
In-kind redemptions	3,054,012
Foreign currency transactions	(6)
Net realized gain (loss)	1,375,564
Net change in unrealized appreciation (depreciation) on:
Investments	(6,664,523)
Foreign currency translation	6
Net change in unrealized appreciation (depreciation)	(6,664,517)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,288,953)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(749,867)
See Notes to Financial Statements

FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Statements of Changes in Net Assets

	Year Ended 11/30/2025 (a)	Year Ended 11/30/2024 (a)
OPERATIONS:
Net investment income (loss)	$4,539,086	$5,747,252
Net realized gain (loss)	1,375,564	(3,351,964)
Net change in unrealized appreciation (depreciation)	(6,664,517)	9,528,120
Net increase (decrease) in net assets resulting from operations	(749,867)	11,923,408

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,759,584)	(5,495,604)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	949,723	—
Cost of shares redeemed	(19,148,834)	—
Net increase (decrease) in net assets resulting from shareholder transactions	(18,199,111)	—
Total increase (decrease) in net assets	(23,708,562)	6,427,804

NET ASSETS:
Beginning of period	62,980,843	56,553,039
End of period	$39,272,281	$62,980,843

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,873,518	2,873,518 (b)
Shares sold	50,000	—
Shares redeemed	(910,018)	—
Shares outstanding, end of period	2,013,500	2,873,518 (b)

(a)	Results for periods prior to June 30, 2025 are for First Trust Specialty Finance and Financial Opportunities Fund. See Note 4 in the Notes to Financial Statements.
(b)	Share amounts have been adjusted to reflect the 1-for-5 reverse share split that was effective August 4, 2025.
See Notes to Financial Statements

FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Financial Highlights
For a share outstanding throughout each period

	Year Ended November 30,
	2025(a) (b)	2024(a) (b)	2023(a) (b)	2022(a) (b)	2021(a) (b)
Net asset value, beginning of period	$21.90	$19.70	$18.65	$21.65	$17.20
Income from investment operations:
Net investment income (loss)	1.76 (c)	2.00 (c)	1.75 (c)	1.30	1.30
Net realized and unrealized gain (loss)	(2.28)	2.05	0.95	(2.65)	4.80
Total from investment operations	(0.52)	4.05	2.70	(1.35)	6.10
Distributions paid to shareholders from:
Net investment income	(1.88)	(1.85)	(1.65)	(1.40)	(1.50)
Return of capital	—	—	—	(0.25)	(0.15)
Total distributions	(1.88)	(1.85)	(1.65)	(1.65)	(1.65)
Net asset value, end of period	$19.50	$21.90	$19.70	$18.65	$21.65
Total return (d)	(2.61)%	22.34%	16.69%	(5.60)%	36.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$39,272	$62,981	$56,553	$53,604	$62,197
Ratio of total expenses to average net assets	2.25% (e) (f)	2.62%	2.71%	2.02%	1.78%
Ratio of total expenses to average net assets excluding interest expense	1.77% (e) (f)	1.59%	1.59%	1.53%	1.49%
Ratio of net investment income (loss) to average net assets	8.34% (e) (f)	9.36%	9.40%	6.44%	6.35%
Portfolio turnover rate (g)	28%	27%	16%	5%	8%

Indebtedness:
Total Loan Outstanding (in 000’s)	$—	$8,600	$8,600	$8,600	$8,600
Asset coverage per $1,000 indebtedness	$—	$8,323 (h)	$7,576 (h)	$7,233 (h)	$8,232 (h)

(a)
All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on August 4, 2025. The net asset values reported on November 30, 2024, 2023, 2022 and 2021 prior to the reverse share split restatement were $4.38, $3.94, $3.73 and
$4.33, respectively.

(b)	Results for periods prior to June 30, 2025 are for First Trust Specialty Finance and Financial Opportunities Fund (“FGB”). See Note 4 in the Notes to Financial Statements.
(c)	Based on average shares outstanding.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Prior to June 30, 2025, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of
FGB. See Note 4 in the Notes to Financial Statements. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(f)
Includes costs from FGB for the period December 1, 2024 to June 30, 2025. After FGB reorganized into the Fund, the Fund began charging an annual unitary management fee of 0.95%. See Note 4 in the Notes to Financial Statements.

(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(h)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025

1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the FT Confluence BDC & Specialty Finance Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FBDC” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of securities of business development companies (“BDCs”) and other specialty finance companies that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes offer attractive opportunities for income and capital appreciation.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially

Notes to Financial Statements (Continued)
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025
affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2025, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
The Fund holds shares of business development companies (“BDCs”). The Fund records the character of distributions received from the BDCs during the year based on estimates available. The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended November 30, 2025 and 2024 was as follows:

Distributions paid from:	2025*	2024*
Ordinary income	$6,196,343	$5,244,171
Capital gains	—	—
Return of capital	—	—

*	Results for periods prior to June 30, 2025 are for First Trust Specialty Finance and Financial Opportunities Fund. See Note 4.
As of November 30, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(56,194,776)
Net unrealized appreciation (depreciation)	(1,160,960)
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of November 30, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2025, for federal income tax purposes, the Fund had $56,194,776 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.

Notes to Financial Statements (Continued)
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended November 30, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$1,164,126	$(2,934,789)	$1,770,663
As of November 30, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$40,457,186	$4,134,974	$(5,295,933)	$(1,160,959)
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). Prior to its reorganization into the Fund on June 30, 2025, First Trust Specialty Finance and Financial Opportunities Fund (“FGB”) paid all expenses directly related to its operations.
F. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained Confluence, an affiliate of First Trust, to serve as the Fund’s investment sub-advisor. In this capacity, Confluence is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Confluence and its management of the investment of the Fund’s assets and will pay Confluence for its services as the Fund’s sub-advisor. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund

Notes to Financial Statements (Continued)
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025
administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
As of June 30, 2025, Confluence receives a sub-advisory fee from First Trust equal to 50% of the unitary management fee paid to First Trust less the amount of Fund expenses owed by the Sub-Advisor. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Confluence will be reduced to reflect the reduction in the Advisor’s management fee.
Prior to its reorganization into the Fund on June 30, 2025, FGB paid First Trust, as its investment advisor, a monthly fee calculated at an annual rate of 1.00% of FGB’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250. Confluence, as the sub-advisor, was paid sub-advisory fees equal to an annual rate of 0.50% of FGB’s Managed Assets. Confluence’s fee was paid by the FGB’s investment adviser out of the investment advisor’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to June 30, 2025, Computershare, Inc. (“Computershare”) served as FGB’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare was responsible for maintaining shareholder records for the Fund. Effective, June 30, 2025, BNY serves as the Fund’s transfer agent.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On September 9, 2024, the Board of Trustees of FGB, a closed-end management investment company, managed by First Trust and sub-advised by Confluence, approved a reorganization into FBDC, an actively managed exchange-traded fund managed by First Trust and sub-advised by Confluence. The reorganization was completed on June 30, 2025.
Under the terms of the reorganization, which was tax-free, the assets of FGB were transferred to, and the liabilities of FGB were assumed by, FBDC. The shareholders of FGB received shares of FBDC with a value equal to the aggregate net asset value of the shares of FGB held by them.

Notes to Financial Statements (Continued)
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025
5. Reverse Share Split
On July 22, 2025, the Trust’s Board of Trustees approved a one-for-five reverse share split, whereby every five outstanding shares of FBDC as of the close of business on August 3, 2025 automatically converted to one share as of the opening of business on August 4, 2025. In addition, at the opening of business on August 4, 2025, FBDC’s shares no longer traded under the CUSIP number 33740F110, and instead began trading under the new CUSIP number 33744U303. For the fiscal year ended November 30, 2025, all share transactions on the Statements of Changes in Net Assets, and all prior years’ per share data on the Financial Highlights have been adjusted to reflect the reverse share split. For the fiscal year ended November 30, 2025,the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse share split. The reverse share split had no impact on the overall value of a shareholder’s investment in FBDC.
6. Purchases and Sales of Securities
For the fiscal year ended November 30, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $15,591,870 and $22,574,694, respectively.
For the fiscal year ended November 30, 2025, the cost of in-kind purchases and proceeds from in-kind sales were $941,938 and $18,910,852, respectively.
7. Borrowings
Prior to May 29, 2025, FGB had a committed facility agreement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which had a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Facility except upon 179 calendar days’ prior notice. The interest rate under the BNP Facility was equal to SOFR plus 95 basis points. In addition, under the BNP Facility, FGB paid a commitment fee of 0.55% on the undrawn amount of the facility. There were no borrowings at November 30, 2025 and the committed facility agreement was terminated prior to the reorganization.
For the period ended May 29, 2025, the average amount outstanding was $8,309,497. The high and low annual interest rates during the period ended May 29, 2025 were 5.68% and 5.21%, respectively, and the average weighted average interest rate was 5.32%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
8. Creations, Redemptions and Transaction Fees
As of June 30, 2025, the Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs,

Notes to Financial Statements (Continued)
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025
transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
9. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before June 23, 2027.
10. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FT Confluence BDC & Specialty Finance Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
January 21, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended November 30, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund VIII (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	931,952,816 5,974,259
Thomas J. Driscoll** Votes For Votes Withheld	931,990,349 5,936,726
Richard E. Erickson* Votes For Votes Withheld	931,309,705 6,617,370
Thomas R. Kadlec* Votes For Votes Withheld	931,262,372 6,664,703
Denise M. Keefe*** Votes For Votes Withheld	932,234,496 5,692,579
Robert F. Keith* Votes For Votes Withheld	931,417,790 6,509,285
Niel B. Nielson* Votes For Votes Withheld	931,068,296 6,858,779
Bronwyn Wright*** Votes For Votes Withheld	841,558,465 96,368,610

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of FT Confluence BDC & Specialty Finance Income ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on September 9, 2024. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the September 9, 2024 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style, including that the Sub-Advisor currently sub-advises one other fund in the First Trust Fund Complex with investment objectives, strategies and policies similar to those of the Fund. The Board noted the quality of the sub-advisory services provided by the Sub-Advisor to the other First Trust fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.95% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board noted that the Advisor and the Sub-Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because the Fund will invest in business development companies (“BDCs”), it will incur acquired fund fees and

Other Information (Continued)
FT Confluence BDC & Specialty Finance Income ETF (FBDC)
November 30, 2025 (Unaudited)
expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding the estimated acquired fund fees and expenses) for the Fund was above the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Expense Group. The Board also noted that the total (net) expense ratio (including the estimated acquired fund fees and expenses) for the Fund was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Fund will be unique to the First Trust Fund Complex, as it will be the first actively-managed ETF in the Complex that concentrates in BDCs. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee, that the sub-advisory fee would be reduced consistent with the breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for the Fund was the product of an arm’s length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered indirect benefits that may be realized by the Sub-Advisor and one of its affiliates from the Sub-Advisor’s relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements. The Board noted certain additional indirect benefits identified by the Sub-Advisor deriving from the exposure provided by its relationship with the Advisor and the other First Trust funds sub-advised by the Sub-Advisor. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
A portion of 2025 ordinary dividends (including short-term capital gains) that the Fund paid to its shareholders during the fiscal year ended November 30, 2025, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VIII
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 9, 2026

* Print the name and title of each signing officer under his or her signature.